                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             GLASSMASTER COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                       Steven R. Menchinger, Secretary
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                              GLASSMASTER COMPANY
                                  P.O. BOX 788
                              LEXINGTON, SC  29071
                                 (803) 359-2594


                    Notice of Annual Meeting of Stockholders
                                January 19, 1996


         The Annual Meeting of Stockholders (the "Annual Meeting") of Glassmaster Company (the "Company") will be held at the Company's principal executive offices, U.S. Highway I-20 and S.C. Highway #6, near Lexington, South Carolina, on Friday, January 19, 1996, at 10:00 a.m. Eastern Standard Time, for the following purposes:

         1. to elect three (3) directors to serve three year terms to end in conjunction with the Company's Annual Meeting of Stockholders to be held following the close of its fiscal year ending August 31, 1998, or when their successors have been duly elected and qualified;

         2. to consider and vote upon the ratification of the appointment of Brittingham, Dial & Jeffcoat as independent auditors for the Company's fiscal year ending August 31, 1996; and

         3. to transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         Although all stockholders are invited to attend the Annual Meeting, only stockholders of record at the close of business on December 8, 1995, are entitled to notice of and to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be open to examination by stockholders during regular business hours at the Company's principal executive offices from December 27, 1995, through the Annual Meeting and at the Annual Meeting.

                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        Steven R. Menchinger
                                        Secretary

Lexington, South Carolina
December 27, 1995

         TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING OF STOCKHOLDERS PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. STOCKHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.

                                PROXY STATEMENT
                              GLASSMASTER COMPANY


                            SOLICITATION OF PROXIES

         The accompanying Proxy is solicited on behalf of the Board of Directors of Glassmaster Company (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Friday, January 19, 1996, at 10:00 a.m. Eastern Standard Time, or any adjournment thereof, at the Company's principal executive offices, U.S. Highway I-20 and S.C. Highway #6, Lexington, South Carolina. The approximate date on which proxy materials are first being sent to stockholders is December 27, 1995.

         The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, officers, directors, and regular employees of the Company may, without additional compensation, use their personal efforts to solicit proxies by telephone, telegraph, telecopier or in person. The Company expects to reimburse brokers, banks, custodians and other nominees for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners of the Common Stock. Should the Company's management deem it necessary, the Company may also retain the services of a proxy solicitation firm to aid in the solicitation of proxies for which the Company will pay a fee not expected to exceed $5,000 plus reimbursement for out-of-pocket expenses.

         Stockholders can ensure that their shares are voted at the Annual Meeting by signing and returning the enclosed proxy card in the envelope provided. Shares of Common Stock par value $.03 per share ("Common Stock") represented by the accompanying proxy card will be voted if the proxy card is properly executed and is received by the Company prior to the time of voting. Sending in a signed proxy card will not affect a stockholder's right to attend the Annual Meeting and vote in person.

         Proxies so given may be revoked at any time prior to the voting thereof by written notice mailed or delivered to the Secretary, by receipt of a proxy properly signed and dated subsequent to an earlier proxy, or by revocation by request in person at the Annual Meeting, but if not so revoked, the shares represented by such proxy will be voted in accordance with the authority conferred by such proxy. Where specific choices are not indicated on the proxy card, proxies will be voted in accordance with the recommendations of the Board of Directors.

                                 ANNUAL REPORT

         The Annual Report to stockholders covering operations of the Company for the fiscal year ended August 31, 1995, including financial statements, is enclosed herewith. FORM 10-KSB, THE ANNUAL REPORT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS AVAILABLE TO STOCKHOLDERS UPON WRITTEN REQUEST TO THE SECRETARY, GLASSMASTER COMPANY, P.O. BOX 788, LEXINGTON, SOUTH CAROLINA 29071.


                 OUTSTANDING VOTING SECURITIES AND RECORD DATE

                 Only stockholders of record at the close of business on December 8, 1995, will be entitled to notice of and to vote at the Annual Meeting, each share being entitled to one vote except as to the election of directors, as to which each share will be entitled to one vote times the number of directors to be elected, with the option in the stockholder to cumulate said votes and distribute them among one or more candidates. A stockholder who intends to vote his shares cumulatively must either give written notice of such intention to an officer of the Company not less than forty-eight (48) hours before the Annual Meeting, or announce his intention at the Annual Meeting before voting commences, in which event all stockholders shall without further notice be entitled to cumulate their votes. Common Stock is the only class of capital stock which has been issued by the Company. As of the close of business on December 8, 1995, there were 1,605,163 outstanding shares of Common Stock entitled to be voted at the meeting.


                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

                 The following table sets forth as of October 31, 1995, the Company's best knowledge of the amount of Common Stock beneficially owned and the percentage of Common Stock so owned with respect to: (a) the persons or groups known to the Company to be the beneficial owner of more than five percent of the Common Stock of the Company; (b) certain executive officers of the Company; (c) each director of the Company; and (d) all executive officers and directors of the Company as a group.


            Name                                         Number of          Percent
     of Beneficial Owner                                   Shares           of Class
     -------------------                                 ---------          --------
     M. L. Chavis                                         164,012           10.2% (1)
     Director and Vice-President

     N. A. Cotner, M.D.                                    61,966           3.9% (2)
     Director

     John S. Hammond                                       30,111           1.9% (3)
     Director and Vice-President

     Benjamin T. Hardesty                                  11,273            *
     Director

     H. D. Harrelson                                                       22,602           1.4% (4)
     Director

     James D. Harrelson, Jr.                                               28,000           1.8%
     Director

     James F. Kane                                                         26,333           1.6% (5)
     Director

     Steven R. Menchinger                                                  10,001            *   (6)
     Treasurer, Controller and Secretary

     Neil A. McLeod                                                        12,344            *   (7)
     Vice President

     John Taylor                                                           84,066           5.3% (8)
     Director

     Harold M. Trewhella                                                   90,000           5.6% (9)
     Director

     Raymond M. Trewhella                                                  71,743           4.5% (10)
     Director, President and Chief
     Operating Officer

     Stephen W. Trewhella                                                 366,756          22.9% (11)
     Director, Chairman of the Board
     and Chief Executive Officer

     All Directors and Officers as a                                      979,207          60.2%
       group (thirteen persons)

     __________________
     * Less than one percent.

(1) Includes: (a) 933 shares owned directly by Mr. Chavis' wife as to which he disclaims beneficial ownership; and (b) 3,334 shares reserved for issuance to Mr. Chavis pursuant to stock options that are currently exercisable. Mr. Chavis' address is: 1113 Lindler Drive, West Columbia, SC.

(2) Includes 61,900 shares owned directly by Trustees of N.A. Cotner, Inc. Pension Plan.

(3) Includes 5,000 shares owned directly by Mr. Hammond's wife as to which he disclaims beneficial ownership.

(4) Includes 666 shares owned directly by H. D. Harrelson's wife and 4,000 shares held by Mr. Harrelson, as custodian for his children under the South Carolina Uniform Gifts to Minors Act, as to which he disclaims beneficial ownership.

(5) Includes 16,333 shares owned directly by Mr. Kane's wife as to which he disclaims beneficial ownership.

(6) Includes 7,200 shares reserved for issuance to Mr. Menchinger pursuant to stock options that are currently exercisable.

(7) Includes 4,800 shares reserved for issuance to Mr. McLeod pursuant to stock options that are currently exercisable.

(8) Includes 5,000 shares owned directly by Mr. Taylor's wife as to which he disclaims beneficial ownership. Mr. Taylor's address is: 6417 Westshore Drive, Columbia, SC.

(9) Includes 90,000 shares owned jointly by Harold Trewhella and his wife. Mr. Trewhella's address is: 1005 Owaissa Street, Negaunee, MI.

(10) Includes: (a) 1,835 shares of Common Stock owned jointly by Raymond Trewhella and his wife; (b) 2,500 shares of Common Stock owned directly by his wife, and 999 shares of common stock held by Mr. Trewhella as custodian for his children under the South Carolina Uniform Gifts to Minors Act, as to which, in each case, he disclaims beneficial ownership; and (c) 10,000 shares reserved for issuance to Mr. Trewhella pursuant to stock options that are currently exercisable.

(11) Mr. Trewhella's address is: 200 Southlake Drive, Columbia, SC.


                             ELECTION OF DIRECTORS

         The By-laws of the Company authorize a Board of Directors of up to sixteen members. Currently the Board of Directors has established a Board of eleven directors, three of whom have terms that expire as of this Annual Meeting, four of whom have terms that expire at the Annual Meeting of Stockholders in 1997 and four of whom have terms that expire at the Annual Meeting in 1998. Three directors are proposed to be elected at this Annual Meeting to fill the vacancies resulting from the three directors whose terms expire then. These nominees have been nominated to hold office for three-year terms to end in conjunction with the Annual Meeting to be held following the close of the Company's fiscal year ending August 31, 1998, or when their successors shall be duly elected and qualified.

         It is intended that votes will be cast, pursuant to authority granted in the enclosed proxy, for the election of each nominee with an asterisk before his name. The terms of the other directors listed have not yet expired. In the event that any one or more of the nominees shall unexpectedly become unavailable for election, the proxies will be cast, pursuant to authority granted by the enclosed proxy, for such person or persons as may be designated by the Board of Directors. The three candidates who receive the greatest number of votes cast at the Annual Meeting will be deemed elected, even though not receiving a majority of the votes cast.

                                                                                       Current
                                                                                         or
                                                                                      Proposed
                                                                      Director          Term
            Name and Age                                               Since           Expires
------------------------------------                                  --------         -------
    Melvin L. Chavis - 51 (1)                                           1989             1997

    N.A. Cotner, M.D. - 68 (2)                                          1971             1997

    John S. Hammond - 63 (3)                                            1982             1997

    Benjamin T. Hardesty - 67 (4)                                       1982             1998

    H. D. Harrelson - 71 (5)                                            1959             1998

*   James D. Harrelson, Jr. - 44 (6)                                    1991             1999

*   James F. Kane - 64 (7)                                              1982             1999

    John Taylor - 83 (8)                                                1982             1998

    Harold M. Trewhella - 67 (9)                                        1982             1997

    Raymond M. Trewhella - 60 (10)                                      1960             1998

*   Stephen W. Trewhella - 68 (11)                                      1959             1999

_______________________
*Nominee


MANAGEMENT RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES.

(1) Mr. Chavis joined the Company in November, 1982 as a Vice-President, Marketing in the Monofilament Division and became Vice-President and General Manager of the Monofilament Division in January, 1990.

(2) Dr. Cotner has been a physician in private practice in Grove, OK for more than the past five years.

(3) Mr. Hammond has been Vice-President and General Manager of the Industrial Products Division of the Company for more than the past five years.

(4) Mr. Hardesty has been a business consultant in Columbia, SC for more than the past five years.

(5) Mr. H. D. Harrelson has been retired for more than the past five years; formerly, until 1985, he was President and General Manager of Harrelson "T.J." Roofing and Supply Co., Inc., Columbia, SC, a roofing contractor.

(6) Mr. James D. Harrelson, Jr. has been President of Sumter Laundry & Cleaners, Sumter, SC for more than the past five years.

(7) Mr. Kane is Dean Emeritus of the College of Business Administration of the University of South Carolina, having retired during 1993 as Dean, in which capacity he had served since 1967. He is also a director of the Liberty Corporation, Greenville, SC; and Delta Woodside Industries, Inc., Greenville, SC.

(8) Mr. Taylor has been retired for more than the past five years; formerly, he was a Professor of Engineering at the University of South Carolina.

(9) Mr. Harold M. Trewhella has owned and operated Trewhella Department Store in Palmer, MI for more than the past five years.

(10) Mr. Raymond M. Trewhella has been President of the Company for more than the past five years.

(11) Mr. Stephen W. Trewhella has been Chairman of the Board of the Company for more than the past five years. Mr. Trewhella is a Director of Michigan Mutual, Detroit, MI.


     Family relationships among directors are as follows: (1) Harold M. Trewhella, Stephen W. Trewhella and Raymond M. Trewhella are brothers; and (2) James D. Harrelson, Jr. is the nephew of H.D. Harrelson.

    The Company has standing Audit, Nominating, Compensation and Executive Committees.

     The Audit Committee consists of James F. Kane, Chairman, N. A. Cotner, M.D., and Harold M. Trewhella, all of whom are outside directors. Its functions include the selection of a firm of certified public accountants to serve as independent auditors, and discussion of the auditors' report with the Board of Directors. The Audit Committee met once during the last fiscal year.

     The Compensation Committee consists of James F. Kane, Chairman, N. A. Cotner, M.D., and John Taylor, all of whom are outside directors. Its functions include the recommendation of compensation levels to the Board of Directors. The Compensation Committee met twice during the last fiscal year.

     The Nominating Committee consists of N.A. Cotner, M.D., Chairman, James F. Kane and Stephen W. Trewhella. The function of the Committee is to recommend to the Board nominees for election as directors. The Nominating Committee met once during the last fiscal year.

     The Executive Committee consists of Stephen W. Trewhella, Chairman, H.D. Harrelson and Raymond M. Trewhella. The function of the Committee is to act on items requiring Board approval between meetings.

     During the fiscal year ended August 31, 1995, there were four regular meetings of the Board of Directors. No director missed more than 25% of the total number of meetings and Committee meetings of which the director was a member.

                               EXECUTIVE OFFICERS

     In addition to those executive officers who are directors of the Company, the following persons also serve as executive officers. Both of these officers have been with the Company for more than the past five years.

                                                                     Officer                  Term
Name and Age                               Office                     Since                 Expires
------------                               ------                    -------                -------
Neil A. McLeod, Jr. (57)               Vice-President                  1988                   1996
Steven R. Menchinger (36)              Treasurer,                      1988                   1996
                                       Controller and
                                       Secretary


                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table sets forth for the fiscal years ended August 31, 1993, 1994, and 1995, the cash compensation paid or accrued by the Company, as well as certain other compensation paid or accrued for those years, for services in all capacities to the Company's Chairman of the Board and to those executive officers whose salary and bonus earned for the fiscal year ended August 31, 1995, exceeded $100,000.00.

                         SUMMARY COMPENSATION TABLE (1)

                                                                              Long Term
                                                                            Compensation
                                                                            ------------
                                               Annual Compensation             Awards
                                            --------------------------------------------
              (a)                  (b)         (c)             (d)             (g)(2)             (i)(3)
            Name and                                                                             All Other
       Principal Position         Year      Salary ($)      Bonus ($)        Options (#)       Compensation
       ------------------         ----      ----------      ---------        -----------       ------------
 Stephen W. Trewhella -           1995       $116,097         $ 8,806             0               $    0
 Chairman of the Board            1994       $107,580         $43,747             0               $    0
                                  1993       $102,036         $24,472             0               $    0

 Raymond M. Trewhella -           1995       $101,945         $16,000             0               $2,628
 President and Director           1994       $ 93,730         $29,165             0               $2,042
                                  1993       $ 88,494         $16,982             0               $3,338

 Melvin L. Chavis -               1995        $93,830         $16,407             0               $2,539
 Vice President and Director      1994       $ 87,216         $54,629             0               $2,317
                                  1993       $ 85,089         $41,499             0               $3,777

______________________________________
(1) Columns (e), (f) and (h) relating, respectively, to "Other Annual Compensation," "Restricted Stock Awards," and "LTIP Payouts" have been deleted because no compensation required to be reported in such columns was awarded to, earned by, or paid to any named executive during the periods covered by such columns.

(2) All information in this column relates to options because the Company has not granted any SARs.

(3) "All Other Compensation" information represents Company contributions to the Glassmaster Company Employee Retirement Savings Plan (the 401-k Plan).


OPTION EXERCISES AND HOLDINGS

     The following table sets forth information with respect to the executive officers listed in the Summary Compensation Table concerning the exercise of options during the last fiscal year and unexpired options held as of the end of the fiscal year.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR END OPTION VALUES (1)

                                                                                                              (e)(2)
                                                                                          (d)                Value of
                                                                                       Number of            Unexercised
                                                                                      Unexercised          In-the-Money
                                              (b)                                     Options at            Options at
                                            Shares                  (c)             Fiscal Year End       Fiscal Year End
                                          Acquired on              Value                  (#)                   ($)
            (a)                            Exercise               Realized           Exercisable/          Exercisable/
           Name                               (#)                   ($)              Unexercisable         Unexercisable
           ----                           -----------             --------          ---------------      ----------------
 Stephen W. Trewhella (3)                     --                     --                   --                    --

 Raymond M. Trewhella                         --                     --                10,000/--            $15,000/--

 Melvin L. Chavis                            3,333               $9,166(4)             3,334/--              $5,001/--


(1) All information in the table relates to options because the Company has not granted any SARs.

(2) Based upon the difference between the exercise price and the average of the closing bid and ask prices for the common stock on August 31, 1995, of $2.50 per share, as quoted on the NASDAQ System Small Cap Market.

(3) Mr. Trewhella is not eligible to participate in the Incentive Stock Option Plan.

(4) Based upon the difference between the exercise price and the average of the closing bid and ask prices for the common stock on the date of exercise of $3.75 per share.

COMPENSATION OF DIRECTORS

     All non-management directors receive $500 per board meeting attended. Out of town directors are also reimbursed for actual costs of attending Board meetings, which are currently held on a quarterly basis. There are no additional amounts paid for committee participation or special assignments.

COMPLIANCE WITH BENEFICIAL OWNERSHIP REPORTING RULES

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and certain officers and persons who own more than 10% of a registered class of the Company's equity securities to file within certain specified time periods reports of ownership and changes in ownership with the SEC. Such officers, directors and shareholders are required by SEC regulations to furnish the Company with copies of all such reports that they file. Based solely on a review of copies of reports filed with the SEC since September 1, 1994, and written representations by certain officers and directors, all persons subject to the reporting requirements of Section 16(a) filed the required reports on a timely basis during the Company's fiscal year 1995.


                            RATIFICATION OF AUDITORS

     The Board of Directors, on the recommendation of the Audit Committee has, subject to ratification by the stockholders, appointed the firm of Brittingham, Dial & Jeffcoat, CPA's ("Brittingham") to audit the accounts of the Company for the fiscal year ending August 31, 1996. Ratification will require the approval of a majority of the votes cast.

     A representative of Brittingham is expected to be present at the annual meeting and will have the opportunity to make a statement if he desires to do so, and such representative is expected to be available to respond to appropriate questions.

     MANAGEMENT RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF BRITTINGHAM TO AUDIT THE ACCOUNTS OF THE COMPANY FOR ITS FISCAL YEAR ENDING AUGUST 31, 1996.


                           PROPOSALS OF STOCKHOLDERS

     Any proposal which a stockholder wishes to present for action at the next Annual Meeting of the stockholders of the Company must be received in writing at the Company's principal executive offices no later than August 29, 1996, to be considered for inclusion in the Company's Proxy Statement and form of proxy for that Annual Meeting.

                                 OTHER MATTERS

     Management knows of no other business which will be presented for consideration which will require a vote by the stockholders, but if other matters are presented, it is the intention of the persons designated as proxies to vote in accordance with their judgment on such matters.

                                        By Order of the Board of Directors


                                        Steven R. Menchinger
                                        Secretary


Lexington, South Carolina

December 27, 1995

                                                                      APPENDIX A

                                     PROXY

TO:  The Secretary of                  Glassmaster Company
                                       P.O. Box 788
                                       Lexington, South Carolina 29071

     I do hereby constitute and appoint Steven R. Menchinger and Raymond M. Trewhella, or either of them (the "Proxies"), to be my lawful attorney, substitute and proxy for me in my name to vote at the Annual Meeting of Stockholders of Glassmaster Company (the "Company") to be held at the principal executive offices of the Company, U.S. Highway I-20 and S.C. Highway #6, near Lexington, South Carolina, on Friday, January 19, 1996, at 10:00 a.m. Eastern Standard Time, and at any adjournment thereof, for the following purposes.

     Item 1.  To elect the following as Directors to the terms set forth:
James D. Harrelson, Jr. (1999), James F. Kane (1999) and Stephen W. Trewhella
(1999)

                      _____ For all Nominees
                      _____ Against all Nominees

                      Withhold as to_________________
                      Withhold as to_________________

(To withhold authority as to any nominee(s), write name(s) on line(s) provided)

     Item 2. To ratify the appointment of Brittingham, Dial & Jeffcoat as independent auditors for the Company's fiscal year ending August 31, 1996.

                _____ For      _____ Against      _____ Abstain

     Item 3. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

             I hereby revoke any proxy or proxies heretofore given by me to any person or persons whatsoever. Shares represented by this proxy will be voted in accordance with the specifications so made. IF NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED "FOR" THE PROPOSALS CONTAINED IN ITEMS 1 AND 2, AND IN THE DISCRETION OF THE PROXIES AS TO ANY MATTER ARISING PURSUANT TO ITEM 3.


Date___________________________   ______________________________________________
                                                     Signature
                                       (Please sign exactly as shown below)


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                                  THE COMPANY